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

FUND CODE/NAME:     432/SCUDDER FLAG INVESTORS COMMUNCTNS-A

                                                                                                     SOCIAL    ACCOUNT SHARE BALANCE
     ACCOUNT NUMBER     REGISTRATION                           TAX ID NUMBER    DEALER/DLR BRANCH     CODE     PERCENT OF TOTAL SHRS

0                                                   ***  NO SHAREOWNERS SELECTED ***
0                                TOTAL NUMBER OF ACCOUNTS FOR FUND             :                  39,733
                                 TOTAL NUMBER OF SHARES FOR FUND               :         20,654,198.1420

FUND CODE/NAME:     532/SCUDDER FLAG INVESTORS COMMUNCTNS-INST

                                                                                                     SOCIAL    ACCOUNT SHARE BALANCE
     ACCOUNT NUMBER     REGISTRATION                           TAX ID NUMBER    DEALER/DLR BRANCH     CODE     PERCENT OF TOTAL SHRS

        997101662-9     PERSHING LLC                            ###-##-####        1515/CHU44GH        090              97,390.9790
                        PO BOX 2052
                        JERSEY CITY NJ  07303-2052                                                                     85.47 %





0                                TOTAL NUMBER OF ACCOUNTS FOR FUND             :                      64
                                 TOTAL NUMBER OF SHARES FOR FUND               :            113,948.9110

FUND CODE/NAME:     632/SCUDDER FLAG INVESTORS COMMUNCTNS-B

                                                                                                     SOCIAL    ACCOUNT SHARE BALANCE
     ACCOUNT NUMBER     REGISTRATION                           TAX ID NUMBER    DEALER/DLR BRANCH     CODE     PERCENT OF TOTAL SHRS

0                                                   ***  NO SHAREOWNERS SELECTED ***
0                                TOTAL NUMBER OF ACCOUNTS FOR FUND             :                  27,160
                                 TOTAL NUMBER OF SHARES FOR FUND               :          6,374,767.4060

FUND CODE/NAME:     732/SCUDDER FLAG INVESTORS COMMUNCTNS-C

                                                                                                     SOCIAL    ACCOUNT SHARE BALANCE
     ACCOUNT NUMBER     REGISTRATION                           TAX ID NUMBER    DEALER/DLR BRANCH     CODE     PERCENT OF TOTAL SHRS

0                                                   ***  NO SHAREOWNERS SELECTED ***
0                                TOTAL NUMBER OF ACCOUNTS FOR FUND             :                   5,547
                                 TOTAL NUMBER OF SHARES FOR FUND               :          1,161,770.3350

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